                                     [LOGO]


                                   PROSPECTUS
                                OCTOBER 2, 2000
                       (AS SUPPLEMENTED JANUARY 30, 2001)
                                   ICON FUND
                               A U.S. EQUITY FUND


These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has any commission determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

                               TABLE OF CONTENTS


SUMMARY OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND
  RISKS.....................................................   3

HOW HAS THE FUND PERFORMED..................................   7

FEES AND EXPENSES OF THE FUND...............................   7

MORE INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVES,
  PRINCIPAL STRATEGIES AND RISKS............................   9

ADDITIONAL CONSIDERATIONS...................................  10

DISTRIBUTION ARRANGEMENTS...................................  11

ORGANIZATION AND MANAGEMENT OF THE FUND.....................  12

ABOUT YOUR ACCOUNT..........................................  15

USEFUL INFORMATION ABOUT DISTRIBUTIONS AND TAXES............  17

HOW TO INVEST IN THE FUND...................................  17

HOW TO REDEEM SHARES........................................  19

HOW TO MAKE EXCHANGES.......................................  21

NOTICE OF PRIVACY POLICIES AND PROCEDURES...................  22


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  ICON Funds  Prospectus Page 2
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                  SUMMARY OF PRINCIPAL INVESTMENT OBJECTIVES,
                              STRATEGIES AND RISKS

INVESTMENT OBJECTIVES

    The investment objective of the ICON Fund is capital appreciation with a secondary objective of capital preservation to provide long-term growth.

PRINCIPAL STRATEGIES

    ICON Fund achieves its objective through investing primarily in the common stock and securities convertible into common stock of U.S issuers. The focus of the ICON Fund is industry rotation from a universe of 123 specific industries categorized within 11 economic sectors.


    The Fund's investment adviser believes the primary key to successful investing in the U.S. stock market is directly tied to sector rotation. Our key to successful sector performance is through timely industry rotation within each sector. This means that the ICON Fund portfolio will change sectors from time to time and that the portfolio, within each sector, will change industries from time to time. While sectors and industries may change as new industries appear or as industries consolidate, the sector and industries the investment committee chooses from are listed below:


NAME OF SECTOR                  INDUSTRIES WILL INCLUDE, BUT ARE
                                NOT LIMITED TO:
Materials                       Aluminum; Commodity Chemicals;
                                Construction Materials; Diversified
                                Chemicals; Diversified Metals &
                                Mining; Fertilizers & Agricultural
                                Chemicals; Forest Products; Gold;
                                Industrial Gases; Metal & Glass
                                Containers; Paper Packaging; Paper
                                Products; Precious Metals &
                                Minerals; Specialty Chemicals; and
                                Steel.

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  ICON Funds  Prospectus Page 3

NAME OF SECTOR                  INDUSTRIES WILL INCLUDE, BUT ARE
                                NOT LIMITED TO:
Consumer Discretionary          Advertising; Apparel & Accessories;
                                Apparel Retail; Auto Parts &
                                Equipment; Automobile
                                Manufacturers; Catalog Retail;
                                Computer & Electronics Retail;
                                Consumer Electronics; Department
                                Stores; Distributors; Footwear;
                                General Merchandise Stores; Home
                                Furnishings; Home Improvement
                                Retail; Homebuilding; Household
                                Appliances; Housewares &
                                Specialties; Internet Retail;
                                Motorcycle Manufacturers;
                                Photographic Products; Specialty
                                Stores; Textiles; and Tires &
                                Rubber.
Energy                          Integrated Oil & Gas; Oil &
                                Gas Drilling; Oil & Gas Equipment &
                                Services; Oil & Gas Exploration &
                                Production; and Oil & Gas Refining
                                & Marketing.
Financial                       Banks; Consumer Finance;
                                Diversified Financial Services;
                                Insurance Brokers; Life & Health
                                Insurance; Multi-Line Insurance;
                                Multi-Sector Holdings; Property &
                                Casualty Insurance; Real Estate
                                Investment Trusts; Real Estate
                                Management & Development; and
                                Reinsurance.



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  ICON Funds  Prospectus Page 4
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
NAME OF SECTOR                  INDUSTRIES WILL INCLUDE, BUT ARE
                                NOT LIMITED TO:
Healthcare                      Biotechnology; Health Care
                                Distributors & Services; Health
                                Care Equipment; Health Care
                                Facilities; Health Care Supplies;
                                Managed Health Care; and
                                Pharmaceuticals.
Leisure and Consumer Staples    Broadcasting/Cable; Casinos &
                                Gaming; Leisure Products; Hotels;
                                Publishing & Printing; Tobacco;
                                Agricultural Products; Brewers;
                                Distillers & Vintners; Drug Retail;
                                Food Distributors; Food Retail;
                                Household Products; Leisure
                                Facilities; Meat, Poultry & Fish;
                                Movies & Entertainment; Packaged
                                Foods; Personal Products; Soft
                                Drinks; and Restaurants.
Information Technology          Application Software; Computer
                                Hardware; Computer Storage &
                                Peripherals; Electronic Equipment &
                                Instruments; Internet Software &
                                Services; IT Consulting & Services;
                                Networking Equipment; Office
                                Electronics; Semiconductor
                                Equipment; Semiconductors; Systems
                                Software; and Telecommunications
                                Equipment.
Telecommunication & Utilities   Electric Utilities; Gas Utilities;
                                Multi-Utilities; Water Utilities;
                                Alternative Carriers; Integrated
                                Telecommunications Services; and
                                Wireless Telecommunication
                                Services.



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  ICON Funds  Prospectus Page 5

NAME OF SECTOR                  INDUSTRIES WILL INCLUDE, BUT ARE
                                NOT LIMITED TO:
Industrials                     Aerospace & Defense; Air Freight &
                                Couriers; Airlines; Airport
                                Services; Building Products;
                                Commercial Printing; Construction &
                                Engineering; Construction & Farm
                                Machinery; Data Processing
                                Services; Diversified Commercial
                                Services; Electrical Components &
                                Equipment; Employment Services;
                                Environmental Services; Heavy
                                Electrical Equipment; Highways &
                                Railtracks; Industrial
                                Conglomerates; Industrial
                                Machinery; Marine; Marine Ports &
                                Services; Office Services &
                                Supplies; Railroads; Trading
                                Companies & Distributors; and
                                Trucking.



    The ICON Fund is managed using a value-based tactical allocation, sector rotation approach. The investment committee for the ICON Fund strives to add value by under-weighting and over-weighting industries within each sector. The strategy focuses primarily on industries and companies comprising the Standard & Poors SuperComposite 1500 Index, which have been divided into industry groups or sectors as set forth in the table above. As a result, the Fund primarily will select stocks from large-cap 500, mid-cap 400, and small-cap 600 indexes, and generally will have a minimum of 50-100 stocks for diversification. The ICON Fund seeks to invest in high quality companies that are "on sale". The investment committee attempts to produce above average returns compared to a broad market index or benchmark.



    The investment committee uses this value, bargain-hunting approach to identify industries that are bargains. That is, most of the stocks in an industry have fallen out of favor. They're cheap, and the investment committee believes that it is important to invest in them.



    Unlike the ICON Fund's investment committee, most sector rotation managers perform "top down" investing. They try to predict the economy, predict what Congress will do, predict what the Federal Reserve Bank will


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  ICON Funds  Prospectus Page 6
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do, and they work their way down to what sectors in which to invest. The ICON
Fund's investment committee starts at the bottom. The committee identifies the companies within industries based on its value approach, then determines which sectors and industries are on sale, and simply buys them. In other words, it is approached from bottom-up, where industries are acquired because they are bargains.


PRINCIPAL RISKS


    Please keep in mind that no fund can guarantee that it will meet its objective and that, as with any investment, you can lose money by investing in the Fund. As with all equity funds, the share price can fall because of weakness in the market as a whole, weakness in a particular industry, or weakness in specific holdings. The Fund's investments in value stocks carry the risks that the market will not recognize a stock's intrinsic value for a long time, or that a stock believed to be undervalued may actually be appropriately priced. We believe the two main risks of investing in the ICON Fund are market risk and management risk .


    * MARKET RISK: The risk that the market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Small-cap and mid-cap stocks are more vulnerable to these fluctuations than large cap stocks. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.


    * MANAGEMENT RISK: The risk that a strategy used by a fund's management may fail to produce the intended result.


                           HOW HAS THE FUND PERFORMED


    The ICON Fund commenced operations during October 2000. As a consequence, the Fund does not have a performance history.


                         FEES AND EXPENSES OF THE FUND

    This table describes the fees and expenses that you may pay if you buy and hold shares of the ICON Fund. THE TABLE DOES NOT REFLECT ANY ADDITIONAL FEES AN INVESTOR WILL PAY TO THE PROFESSIONAL ADVISER/BROKER RESPONSIBLE FOR THE

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  ICON Funds  Prospectus Page 7
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SHAREHOLDER'S PURCHASE OR SALE OF FUND SHARES. THOSE FEES SHOULD BE CONSIDERED
ALONG WITH FUND AND OTHER EXPENSES INCURRED BY THE SHAREHOLDER.

             SHAREHOLDER FEES                ICON FUND    ICON FUND
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)    C SHARES     I SHARES
Sales Charge (Load) Imposed on Purchases          None         None
Deferred Sales Charge (Load)                      None         None
Redemption Fee                                    None         None
Exchange Fee                                      None         None

      ANNUAL FUND OPERATING EXPENSES
  (EXPENSES THAT ARE DEDUCTED FROM FUND      ICON FUND    ICON FUND
                 ASSETS)                    C SHARES *   I SHARES *
Management Fees                                  0.75%        0.75%
Distribution and/or Service (12b-1) Fees
  (a)                                            1.00%        0.25%
Other Expenses (b)                               0.45%        0.45%
Total Fund Operating Expenses                    2.20%        1.45%


* Fund commenced operations during October 2000. Estimated amounts expected for the first fiscal year.


(a) The ICON Fund has adopted a Rule 12b-1 plan which allows the Fund to pay distribution and shareholder service fees for the sale and distribution of its shares. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(b) These expenses include custodian, transfer agency and administration fees and other customary Fund expenses.

HYPOTHETICAL EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.

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  ICON Funds  Prospectus Page 8

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

              FUND                 1 YEAR   3 YEARS
ICON Fund -- C Shares *             $223     $688
ICON Fund -- I Shares *             $148     $459

*   Fund has not commenced operations.

                       MORE INFORMATION ABOUT THE FUND'S
             INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND RISKS

ICON FUND

INVESTMENT OBJECTIVES

    The ICON Fund seeks to achieve long-term capital appreciation with a secondary objective of capital preservation to provide long-term growth through investing primarily in equity securities. These securities include common stock and securities convertible into common stock of U.S. issuers.

PRINCIPAL STRATEGIES

    In purchasing common stocks, the portfolio will be tilted toward favored industries and sectors without regard to benchmark or market capitalization weightings. Currently, Standard and Poors has defined 115 industries within the SuperComposite 1500 Index. This number may vary slightly through time as industries drop out, appear or are merged. Under normal conditions, this portfolio will be invested in stocks in only 20 to 35 of those industries. Industries and sectors will be favored with the belief that market movements generally have themes over periods ranging from approximately six months to a couple of years. Industry exposure will change through time as stocks are sold and purchased according to the adviser's system.


    Sector and industry selection and weighting of industries within the Fund are based on the attractiveness of an industry. The investment committee uses its proprietary valuation model to analyze its universe of stocks based on the following factors: historical and estimated future earnings; long-term earnings growth projections; risk; current and future interest rate conditions; and current price. The investment committee then groups stocks into their representative industry classifications to determine those industries it deems to be attractive relative to other industries.


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  ICON Funds  Prospectus Page 9

    TEMPORARY DEFENSIVE POSITION: In seeking its primary investment objective of capital appreciation, the Fund may expect that it generally will hold investments for at least six months. However, if the Adviser concludes that economic, market, or industry conditions warrant major adjustments in any Fund's investment positions, or if unusual market conditions or developments dictate the taking of a temporary defensive position in short-term money market instruments, changes may be made without regard to the length of time an investment has been held, or whether a sale results in profit or loss, or a purchase results in the reacquisition of an investment which may have only recently been sold by the Fund. To the extent the Fund takes a defensive position, it may not achieve its stated objective.


PRINCIPAL RISKS

    As stated in the summary, we believe the two main risks of investing in the ICON Fund are market risk and management risk.

    MARKET RISK: The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than it was worth at an earlier time. Mid-cap stocks are more vulnerable to these fluctuations than large cap stocks, and small-caps are even more vulnerable. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. This risk is common to all stocks and bonds and the mutual funds that invest in them.

    MANAGEMENT RISK: The risk that a strategy used by a Fund's management may fail to produce the intended result. This risk is common to all mutual funds.

                           ADDITIONAL CONSIDERATIONS

    CONCENTRATION POLICY: ICON Fund will not invest more than 25% of its assets in any one industry except temporarily at times when the Fund is utilizing temporary defensive strategies or when the portfolio is being restructured (that is, when the Adviser is rotating/allocating assets among industries).

    FUNDAMENTAL POLICIES: The investment objectives of the Fund, including its concentration policy, and certain of the limitations set forth in the Statement of Additional Information ("SAI") as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. Fundamental limitations set forth in the

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  ICON Funds  Prospectus Page 10

SAI include, among other things, limiting borrowing to 33 1/3% for temporary, extraordinary purposes; restricting short sales to situations where the security is owned by the Fund; restricting the acquisition of more than 10% of the voting securities of any one issuer; and limiting lending of Fund assets.

    SHAREHOLDER RIGHTS: The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. On matters affecting only one class of shares, the matters will only be submitted to the holders of shares of that class for vote. On all other matters, all shares of the Fund have equal voting rights and liquidation rights.

                           DISTRIBUTION ARRANGEMENTS

    The ICON Fund has adopted of a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the two classes of shares in the ICON Fund. The ICON Fund will accrue monies to pay distribution and/or service fees to broker-dealers and other service providers daily at a rate based on a percentage of assets for each class of shares, computed separately, in order to:

(a) make payments to the ICON Fund's Distributor and to securities dealers and others in respect of the sale of shares of the respective class of the ICON Fund;

(b) pay compensation to and expenses of personnel (including personnel of organizations with which ICON Fund has entered into agreements related to the distribution Plan) who engage in or support distribution of shares of ICON Fund or who render shareholder support services not otherwise provided by ICON Fund's transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding ICON Fund, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in ICON Fund, and providing such other shareholder services as ICON Fund may reasonably request;

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  ICON Funds  Prospectus Page 11

(c) form and implement marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising;

(d) prepare, print and distribute sales literature;

(e) prepare, print and distribute prospectuses and statements of additional information and reports of ICON Fund for recipients other than existing shareholders of ICON Fund;

(f) obtain information, analyses and reports with respect to marketing and promotional activities as ICON Fund may, from time to time, deem advisable.

    ICON Fund assets may be utilized to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of it's shares, including personal services provided to prospective and existing ICON Fund shareholders, provided the total amount expended pursuant to this Plan does not exceed 0.25% of net assets on an annual basis.

    ADDITIONAL AMOUNT FOR CLASS C SHARES. Fund assets attributable to Class C shares in specific shareholder accounts will be utilized to cover fees paid to broker-dealers and others for marketing, sales and promotional services related to distribution of said shares in an amount not to exceed 0.75% of net assets on an annual basis, for a total of 1.00%.

    Because distribution related fees with respect to each class of shares are paid out of ICON Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                    ORGANIZATION AND MANAGEMENT OF THE FUND


HOW IS THE ICON FUND ORGANIZED?

    The ICON Fund is a diversified "open-end management investment company" or mutual fund. Mutual funds pool money from shareholders and invest it to try to achieve specified objectives.

    The ICON Fund is a subtrust or series of the ICON Funds which was formed on September 19, 1996, as a "business trust" under the laws of the Commonwealth of Massachusetts. ICON Funds is a "series" company which is authorized to issue shares without par value in separate series of the

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  ICON Funds  Prospectus Page 12
same class. Shares of numerous series have been authorized. The Board of Trustees has the power to create additional portfolios at any time without a vote of shareholders. No annual or regular meeting of shareholders is required, although the Trustees may authorize special meetings from time to time. On any matter submitted to shareholders, shares of each portfolio entitle their holder to one vote per share.

WHO RUNS THE FUNDS?

TRUSTEES

    The business affairs of each Fund are governed by the Funds' Board of Trustees. The Trustees meet regularly to establish and review policies, review the Funds' investments, performance, expenses, contracts, and other business affairs. The Trustees also elect the officers and select the Trustees to serve as executive and audit committee members.

PORTFOLIO MANAGEMENT--THE INVESTMENT ADVISER

    Meridian Investment Management Corporation, of 12835 East Arapahoe Road, Tower II, Penthouse, Englewood, Colorado 80112, furnishes investment advice to the Fund and manages each Fund's investments. As successor to an advisory service established in 1986, Meridian was incorporated in Colorado in April 1991. It is owned by Dr. Craig T. Callahan. Meridian's sole business is the management and service of growth-oriented portfolios to meet the investment needs of its clients. Meridian manages more than $450 million for clients which include individuals, pension and profit sharing plans, foundations, endowments, and public retirement systems. Meridian's value-based investment style utilizes fundamental procedures and quantitative tools developed internally.


    The investment decisions for the ICON Fund are made by the Adviser's Investment Committee. The Investment Committee is primarily responsible for the day-to-day management of the ICON Fund's portfolio. The Committee meets regularly as well as when circumstances dictate. Quantitative data and investment recommendations are presented by members of the research team and are discussed by the Committee. Decisions concerning industries for the Fund are agreed upon by the Committee. The investment committee is responsible for selecting the securities in each industry. The analysts provide all of the data necessary to make decisions at the investment committee level. Once an investment


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  ICON Funds  Prospectus Page 13
decision has been reached, trading instructions are executed by the trading department.



    Dr. Craig T. Callahan is Chairman of the Investment Committee. He also directs Meridian's investment research and analysis. Dr. Callahan has been Chief Investment Officer for the Adviser and its predecessor since 1986. He previously obtained a Doctorate of Business Administration (Finance) degree from Kent State University, and began his investment career in 1979.


THE MANAGEMENT FEE

    For the services provided to the ICON Funds, Meridian receives a monthly fee. The fee is calculated at an annual rate. It is based on the Fund's average daily net assets. The fee for the ICON Fund is 0.75% of the average daily net assets.


    The Adviser pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes to the extent not covered by ICON Fund's distribution plan. Subject to regulations and its obligation to seek best execution, the Adviser may give consideration to sales of shares of the Fund as a factor in selecting brokers and dealers to execute portfolio transactions.



    The Adviser may, from its management fee, pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders.


THE ADMINISTRATOR

    ICON Funds retains Meridian as administrator to manage its business affairs and provide administrative services. Some of these services include reporting to regulators, such as the SEC, and providing necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Funds. The fee is calculated at an average annual rate of 0.05%, declining to 0.04% for net assets above $500 million. Some employees of Meridian act as officers of ICON Funds.

THE DISTRIBUTOR


    ICON Funds retains Meridian Clearing Corp, an affiliate of the Adviser, to act as the principal distributor of ICON Fund shares.


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  ICON Funds  Prospectus Page 14

Craig T. Callahan and Erik L. Jonson are officers of the distributor and officers of the ICON Fund. The ICON Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution and other fees for the distribution of its shares and for services provided to shareholders.


    The ICON Fund pays all other expenses for its operations and activities. ICON Fund pays its allocable portion of ICON Funds' series level expenses. The expenses borne by the ICON Fund include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                               ABOUT YOUR ACCOUNT

PRICING SHARES AND RECEIVING SALES PROCEEDS

    Here are some procedures you should know when investing in the ICON Fund.

HOW AND WHEN SHARES ARE PRICED

    The share price (also called the net asset value or NAV) for the ICON Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. Eastern time, each day the New York Stock Exchange is open for business. To calculate the NAV, the ICON Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The net asset value per share of the ICON Fund will fluctuate.

    When ICON Fund calculates its share price, it values the securities held at market value. Sometimes market quotes for some securities are not available or are not representative of market value. Examples would be when events occur that materially affect the value of a security at a time when the security is not trading or when the securities are illiquid. In that case, securities may be valued in good faith at fair value, using consistently applied procedures decided on by the Board of Trustees.

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  ICON Funds  Prospectus Page 15

HOW YOUR PURCHASE, SALE OR EXCHANGE PRICE IS DETERMINED


    If your request is received in "proper order" (as defined on p. 19) by our Transfer Agent in correct form by 4 p.m. Eastern time, your transaction will be priced at that day's NAV. If your request is received after 4 p.m. Eastern time, it will be priced at the next day's NAV.


HOW YOU CAN RECEIVE THE PROCEEDS FROM A SALE

    If your redemption request is received by our Transfer Agent in correct form by 4 p.m. Eastern time, proceeds are sent within five business days. You may receive redemption payments in the form of a check or federal wire transfer. If you use a broker to redeem, the broker may charge a transaction fee for the redemption. There is no charge for wire redemptions; however, the Fund reserves the right to charge for this service in the future.

OTHER PURCHASE INFORMATION


    Dividends begin to accrue after you become a shareholder. The ICON Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the ICON Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the ICON Fund, and a fee of $20 will be charged. If you are already a shareholder, the ICON Fund can redeem shares from any identically registered account in the ICON Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the ICON Fund.


    Excessive short-term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. ICON Funds have reserved the right to refuse investments from shareholders who engage in short-term trading.

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  ICON Funds  Prospectus Page 16

                USEFUL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

DIVIDENDS, CAPITAL GAIN AND TAXES

UNITED STATES TAXES


    Dividends and capital gain distributions are reinvested, without charge, in additional Fund shares, unless you select differently on your new account form. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid. The advantage of reinvesting distributions arises from you receiving income dividends and capital gains distributions on a rising number of shares. Dividends not reinvested are paid by check or wire to your financial institution.


    The Fund expects to distribute almost all of its net investment income, if any, and any net realized capital gains, at least once each year. Each January, the Fund will report to its shareholders the Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year.

    Dividends from taxable net investment income and distributions of net short-term capital gains paid by the Fund are taxable to shareholders as ordinary income. This occurs whether the dividend or distribution was received in cash or reinvested in additional shares. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his shares.


    You should consult your own tax adviser about your particular situation. For more information about other tax matters, see the SAI.


                           HOW TO INVEST IN THE FUND

    Shares of ICON Fund are sold on a continuous basis. You may invest any amount you choose as often as you wish. However, the minimum amount of an initial investment in the ICON Fund is $1,000. Shares may also be purchased through a broker-dealer or other financial institution authorized by the Fund's distributor, and you may be charged a fee for this service by that broker-dealer or institution.

    INITIAL PURCHASE BY MAIL: You may purchase shares of the ICON Fund by completing and signing the investment application form

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  ICON Funds  Prospectus Page 17
which accompanies this Prospectus and mailing it in proper form, together with a check (subject to the above minimum amounts) made payable to ICON Fund and sent to the address listed below. If you prefer overnight delivery, use the overnight street address listed below. Cash is not accepted.

U.S. MAIL:                       OVERNIGHT:
-------------------------------  ------------------------------------------
ICON Funds                       ICON Funds
Mutual Fund Services             Mutual Fund Services - Third Floor
Post Office Box 701              615 East Michigan Street
Milwaukee, Wisconsin 53201-0701  Milwaukee, Wisconsin 53202

    Your purchase of shares of ICON Funds will be effected at the next share price calculated after receipt of your investment. The beneficial owners' custodians will agree to provide the Fund with the states in which the beneficial owners reside at the time of purchasing shares so that the Fund can comply with applicable state laws.

    INITIAL PURCHASE BY WIRE: You may also purchase shares of the ICON Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If the money is to be wired, you must call the Transfer Agent at 1-800-764-0442 for wiring instructions. You should be prepared to provide the information on the application to the Transfer Agent.

    You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the ICON Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by ICON Funds.

    ADDITIONAL INVESTMENTS: Shareholders may add to their account at any time by purchasing shares by mail or by wire according to the above instructions. Shareholders should notify the Transfer Agent at 1-800-764-0442 prior to sending their wire. The remittance form which is attached to a shareholder's individual account statement should, if possible, accompany any investment made through the mail. Every purchase request must include a shareholder's account registration number in order to assure that funds are credited properly.

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  ICON Funds  Prospectus Page 18

    AUTOMATIC INVESTMENT PLAN: You may make regular investments in the ICON Fund with the Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

    TAX SHELTERED RETIREMENT PLANS: Since the ICON Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact your adviser for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable.

                              HOW TO REDEEM SHARES


    REDEMPTIONS BY MAIL: You may redeem any part of your account in the ICON Fund at no charge by mail. Your request should be addressed to:


                     ICON Funds
                     Mutual Fund Services
                     Post Office Box 701
                     Milwaukee, Wisconsin 53201

    "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions in excess of $25,000, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the ICON Fund or Firstar Mutual Fund Services, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

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  ICON Funds  Prospectus Page 19

    REDEMPTIONS BY TELEPHONE: If an election is made on the investment application (or subsequently in writing), you may redeem any part of your account in the ICON Fund by calling the Transfer Agent at 1-800-764-0442. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

    The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving, and in a timely fashion responding to, telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

    SPECIAL REDEMPTION ARRANGEMENTS: Special arrangements may be made by institutional investors or on behalf of accounts established by brokers, advisers, banks or similar institutions to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call 1-800-764-0442.

    ADDITIONAL INFORMATION: If you are not certain of the requirements for a redemption, please call the Transfer Agent at 1-800-764-0442. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed, or when trading is restricted for any reason other than its customary weekend or holiday closing, or under any emergency circumstances, as determined by the SEC, the Fund may suspend redemptions or postpone payment dates.

    Because the ICON Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if

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  ICON Funds  Prospectus Page 20
the value of his or her shares in the Fund is less than $5,000 due to redemption, or other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares to the minimum amount within the 30 day period. Each share is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

    ICON Fund has the authority to redeem existing accounts and to refuse a potential account if the Fund reasonably determines that the failure to redeem, or to prohibit, would have a material adverse consequence to the Fund and its shareholders.

                             HOW TO MAKE EXCHANGES

    Shares of the ICON Fund may be exchanged for shares of any other series of ICON Funds based on the respective net asset values of each Fund involved. An exchange may be made by following the redemption procedure described above under "How to Redeem Shares" or if a telephone redemption has been elected, by calling the transfer agent at 1-800-764-0442. The other ICON Funds are offered by a separate prospectus, which should be received and read prior to investment. An exchange order is treated the same as a redemption followed by a purchase and may result in a capital gain or loss for tax purposes.

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  ICON Funds  Prospectus Page 21

NOTICE OF PRIVACY POLICIES AND PROCEDURES

We collect non-public personal information about you from the following sources:
(i) information we receive from you on applications or other forms; and (ii) information about your transactions with us.

Our policies prohibit disclosure of non-public personal information about its present or former individual shareholders to anyone, EXCEPT as permitted or required by law AND EXCEPT as necessary for entities providing services to us, performing functions for us or maintaining records on our behalf, to perform the applicable function.


All services provided to you are through our service providers and all records containing your non-public personal information are maintained at our service providers. These entities include our transfer agent, administrative service provider and investment adviser.


Contracts with these entities prohibit them from disclosing non-public personal information about you, require them to restrict access to the information to those employees who need to know that information, and, require them to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. We restrict access to non-public personal information about you to the entities described above.

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  ICON Funds  Prospectus Page 22

                                     [LOGO]

Offered By This Prospectus:
ICON Fund, a U.S. Equity Fund

Offered By a Separate Prospectus:

U.S. EQUITY FUNDS                           INTERNATIONAL EQUITY FUNDS
ICON Materials Fund                         ICON Asia Region Fund
ICON Consumer Discretionary Fund            ICON South Pacific Region Fund
ICON Energy Fund                            ICON North Europe Region Fund
ICON Financial Fund                         ICON South Europe Region Fund
ICON Healthcare Fund                        ICON Western Hemisphere Fund
ICON Leisure and Consumer Staples Fund
ICON Information Technology Fund            FIXED INCOME FUND
ICON Telecommunications & Utilities Fund    ICON Short-Term Fixed Income Fund
ICON Industrials Fund

INVESTMENT ADVISER
Meridian Investment Management Corporation

ADMINISTRATOR
Meridian Investment Management Corporation


DISTRIBUTOR
Meridian Clearing Corp


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP

COUNSEL
Charles W. Lutter, Jr.

TRANSFER AGENT
Firstar Mutual Fund Services, LLC

CUSTODIAN
Firstar Bank Milwaukee

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  ICON Funds  Prospectus Page 23

                                     [LOGO]

FOR FURTHER INFORMATION

More information about the ICON Fund is available to you free of charge. The Fund's Annual and Semi-Annual Reports contain the Fund's financial statements, portfolio holdings, and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance in these reports. In addition, a Statement of Additional Information (SAI) containing more detailed information about the ICON Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. You can request copies of the Annual and Semi-Annual Reports and the SAI from the ICON Funds:

BY TELEPHONE     Call 1-888-389-4266

BY MAIL          ICON Funds
                 c/o Meridian Investment Management Corporation
                 12835 East Arapahoe Road, Tower II
                 Englewood, Colorado 80112

IN PERSON        Meridian Investment Management Corporation
                 12835 East Arapahoe Road, Tower II
                 Englewood, Colorado 80112

ON THE INTERNET  www.iconfunds.com or text-only
                 versions of fund documents can be
                 viewed or downloaded from the
                 Securities and Exchange Commission's
                 internet site at www.sec.gov

BY MAIL, E-MAIL OR IN PERSON FROM THE  Visit, write or e-mail:
SECURITIES AND EXCHANGE COMMISSION     SEC's Public Reference Section
(YOU WILL PAY A COPYING FEE)           Washington, D.C. 20549-6009
                                       (202) 942-8090 For hours of
                                       operation.
                                       e-mail address: publicinfo@sec.gov

                                              ICON Funds' SEC File No. 811-07883

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  ICON Funds  Prospectus Page 24